                                                                   EXHIBIT 10.63

                             READ-RITE CORPORATION

                          WAIVER AND SEVENTH AMENDMENT
                              TO CREDIT AGREEMENT

     This WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of July 26, 2000 and entered into among Read-Rite Corporation, a Delaware corporation (the "Borrower"), the financial institutions named on the signature pages hereof (each a "Bank" and collectively the "Banks"), Canadian Imperial Bank of Commerce, New York Agency, as agent for the Banks (the "Agent") and issuer of Letters of Credit (the "Designated Issuer") and is made with
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reference to that certain Credit Agreement dated as of October 2, 1997 (as amended by the First Amendment to Credit Agreement dated February 5, 1998, the Second Amendment to Credit Agreement dated as of August 10, 1998, the Waiver and Third Amendment to Credit Agreement dated as of September 27, 1999, the Waiver and Fourth Amendment to Credit Agreement dated as of December 29, 1999, the Waiver, Forebearance and Fifth Amendment to Credit Agreement dated as of January 28, 2000, and the Waiver and Sixth Amendment to Credit Agreement (the "Waiver
                                                                       ------
and Sixth Amendment") dated as of May 25, 2000 (the "Credit Agreement" and the
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Credit Agreement, as amended by this Amendment, the "Amended Agreement") among
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the Borrower, the Banks, the Designated Issuer and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Agreement.

                                   RECITALS

     WHEREAS, the Borrower has requested that the Banks waive certain provisions and amend certain other provisions set forth in Credit Agreement.

     NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENT TO THE CREDIT AGREEMENT

     A. The definition of the term "Waiver and Sixth Amendment Termination Date" in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

          "Waiver and Sixth Amendment Termination Date": September 15, 2000;
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     provided, however, that if prior to such date Foothill Capital Corporation
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     shall terminate its commitment to refinance the Borrower's obligation under the Credit Agreement, then on and after such date, and without action of any party, the Waiver and Sixth Amendment Termination Date shall be the date of such commitment termination.

Section 2. WAIVERS AND CONSENTS

     A. By their execution hereof, the Banks hereby waive (i) compliance by the Borrower with the covenant relating to the funding of Read-Rite SMI set forth in Section 6.02(j)(viii) of the Credit Agreement to permit the funding of up to an additional $15,000,000 during the period from September 30, 1999 through the Waiver and Sixth Amendment Termination Date; (ii) Section 6.02(g)(v) and 6.02(o) to permit the Borrower to make the offer and consummate the transactions contemplated by the Exchange Offer and the Exchange Note Purchase Offer and (iii) compliance by the Borrower with Sections 6.02(b) to (e) inclusive of the Credit Agreement for the period from September 30, 1999 through and including the Waiver and Sixth Amendment Termination Date. Unless extended by the Majority Banks, the waivers described in clauses (i) and (iii) of the preceding sentence shall terminate on the Waiver and Sixth Amendment Termination Date, and on the Waiver and Sixth Amendment Termination Date an Event of Default will exist if the Borrower is not (and has not been) in compliance with Sections 6.02(j)(viii) and Sections 6.02(b) to (e) of the Credit Agreement for all periods from and after September 30, 1999. The waivers granted herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver or modification of any other term or provision of the Credit Agreement or to be a consent to any other transaction or further action on the part of the Borrower or any of its Subsidiaries which would require the consent o(Pounds) the Banks under the Credit Agreement.

          Upon the effectiveness of this Amendment, the waivers granted pursuant to the Waiver and Fifth Amendment shall terminate.

Section 3. CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective as of the first date (the "Seventh
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Amendment Date") on or before July 30, 2000 upon which the following conditions
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have been satisfied:

     A. The Agent shall have received for each Bank counterparts hereof duly executed on behalf o(Pounds) the Borrower, the Agent, and the Majority Banks (or, in lieu of execution by the Majority Banks, notice of the approval of this Amendment by the Majority Banks satisfactory to the Agent); and

          An acknowledgment and amendment in the form o(Pounds) Exhibit A hereto duly executed by each party to the Guaranty.

     C. The Amendment Fee referred to in Section 5.C of the Waiver and Sixth Amendment shall have been paid and all other fees and expenses payable by the Borrower pursuant to the Loan Documents shall have been paid or provided for.

     D. All the representations and warranties in Section 4 shall be true and correct as of the date of this Amendment.

     E. No Potential Event of Default or Event of Default shall have occurred and be continuing on the date of this Amendment or will result from the consummation of this Amendment (after giving effect to this Amendment).

     F. The Agent shall have received, in form and substance satisfactory to it, a certificate dated on or before the date of this Amendment certifying that the conditions in clauses (D) and (E) have been met.

Section 4. BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce the Agent and the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Agent and each Bank that the following statements are true, correct and complete:

     A. Corporate Power and Authority. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Amended Agreement.

     B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

     C. No Conflict. The execution and delivery by the Borrower of this Amendment does not and will not contravene (i) any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, (ii) the Certificate of Incorporation or Bylaws of the Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries or (iv) any material agreement or instrument binding on the Borrower or any of its Subsidiaries.

     D. Governmental Consents. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E. Binding Obligation. This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     F.   Incorporation of Representations and Warranties From Credit
Agreement. The representations and warranties contained in Article V of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the date of this Amendment to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and' as of such earlier date.

     G. Absence of Default. No event has occurred and is continuing as of the date of this Amendment or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default (as determined after giving effect to the amendments made by this Amendment).

     H. Financial Condition. The unaudited consolidated balance sheet of the Borrower for the Borrower's fiscal quarter ended December 31, 1999 and the related consolidated statements of operations and cash flow of the Borrower for the fiscal quarter then ended, which have been previously circulated to the Banks, fairly present in all material respects the consolidated financial condition of the Borrower as at such date and the consolidated results of the operations of the Borrower for the period ended on such date, all in accordance with GAAP, consistently applied, subject to year-end adjustments and the absence of footnotes.

Section 5.  MISCELLANEOUS

     A. Reference to and Effect on the Credit Agreement and the Other Loan Agreements.

     (i) On and after the Seventh Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Agreements to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Agreements shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Loan Agreements nor to creme any course of dealing or otherwise obligate the Agent or the Banks to forebear or execute similar amendments or any waiver in similar circumstances in the future.

     B. Costs and Expenses. The Borrower covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, the Collateral Documents and the documents and transactions contemplated hereby.

     C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     E. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower shall bind such Bank or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              BORROWER'
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                              READ-RITE CORPORATION

                              By:
                              Title:

                              AGENT:
                              ------

                              CANADIAN IMPERIAL BANK OF
                              COMMERCE, NEW YORK AGENCY, as Agent

                              By:
                              Title: Managing Director, CIBC World Markets Corp., AS AGENT

                              BANKS:
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                              CIBC INC.

                              By:
                              Title: Managing Director, CIBC World Markets Corp., AS AGENT

                              ABN AMRO BANK N.V.

                              By:
                              Title:

                              By:
                              Title:

                              KEYBANK, N.A.

                              By:
                              Title:

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:
                              Title:

                              MELLON BANK

                              By:
                              Title:

                              THE MITSUBISHI TRUST AND BANKING CORPORATION

                              By:
                              Title:

                              THE SUMITOMO BANK LIMITED,
                              SAN FRANCISCO BRANCH

                              By:
                              Title:

                              BANQUE NATIONALE DE PARIS

                              By:
                              Title:

                              By:
                              Title:

                              FOOTHILL PARTNERS III, L.P.

                              By:
                              Title:

                              CERBERUS PARTNERS, L.P.

                              By:
                              Title:

                              WELLS FARGO BANK, N.A.

                              By:
                              Title:

                              WILLIAM E. SIMON & SONS SPECIAL SITUATION
                              PARTNERS, L.P.

                              By:
                              Title:

                              THE DESIGNATED ISSUER:
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                              CANADIAN IMPERIAL BANK OF
                              COMMERCE, NEW YORK AGENCY

                              By:
                              Title: Managing Director, CIBC World Markets Corp., AS AGENT

                                                                       EXHIBIT A
                                                 TO WAIVER AND SEVENTH AMENDMENT
                                                             TO CREDIT AGREEMENT

                                 July 26, 2000

The parties listed on the acknowledgment page hereof:

     Re: Credit Agreement dated as of October 2, 1997

Ladies and Gentlemen:

     Please refer to (i) the Credit Agreement dated as of October 2, 1997 (the "Credit Agreement") by and among Read-Rite Corporation (the "Borrower"), the
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financial institutions party thereto (the "Banks") and Canadian Imperial Bank of Commerce, New York Agency, as agent (in such capacity, the "Agent") and (ii) the Continuing Guaranty dated as of August 10, 1998 (the "Guaranty-", which was executed by you on such date. Pursuant to a waiver and amendment of even date herewith, certain terms of the Credit Agreement were amended and modified. We hereby request that you (i) consent to the terms of the amendment, (ii) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (iii) acknowledge and agree that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

     We and you acknowledge and agree that the Guaranty is ratified and confirmed in all respects.

                              Very truly yours,

                           CANADIAN IMPERIAL BANK OF COMMERCE, NEW
                           YORK AGENCY, as Agent

                           By:
                           Title: Managing Director, CIBC World Markets Corp.,
                                  AS AGENT

ACKNOWLEDGED AND AGREED AS
OF THE DATE FIRST ABOVE WRITTEN:

GUARANTORS
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SUNWARD TECHNOLOGIES, INC.


By:
Title:

SUNWARD TECHNOLOGIES, CALIFORNIA


By:
Title:

     We and you acknowledge and agree that the Guaranty is ratified and confirmed in all respects.

                               Very truly yours,

                             CANADIAN IMPERIAL BANK OF COMMERCE, NEW
                             YORK AGENCY, as AgeNT

                             By:
                             Title: Managing Director, CIBC World Markets Corp.,
                                    AS AGENT

ACKNOWLEDGED AND AGREED AS
OF THE DATE FIRST ABOVE WRITTEN:

GUARANTORS
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SUNWARD TECHNOLOGIES, INC.
By:
Title:


SUNWARD TECHNOLOGIES, CALIFORNIA
By:
Title:

     We and you acknowledge and agree that the Guaranty is ratified and confirmed in all respects.

                              Very truly yours,

                            CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as Agent

                            By:
                            Title: Managing Director, CIBC World Markets Corp.,
                                   AS AGENT

ACKNOWLEDGED AND AGREED AS
OF THE DATE FIRST ABOVE WRITTEN:

GUARANTORS
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SUNWARD TECHNOLOGIES, INC.
By:
Title:


SUNWARD TECHNOLOGIES, CALIFORNIA
By:
Title:

     We and you acknowledge and agree that the Guaranty is ratified and confirmed in all respects.

                              Very truly yours,

                            CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as Agem

                            By:
                            Title: Managing Director, CIBC World Markets Corp.,
                                   AS AGENT

ACKNOWLEDGED AND AGREED AS
OF THE DATE FIRST ABOVE WRITTEN:

GUARANTORS
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SUNWARD TECHNOLOGIES, INC.
By:
Title:


SUNWARD TECHNOLOGIES, CALIFORNIA
By:
Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        BORROWER:
                                        ---------

                                        READ-RITE CORPORATION

                                        By:
                                        Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        BORROWER:
                                        ---------

                                        READ-RITE CORPORATION

                                        By:
                                        Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        BORROWER:
                                        ---------

                                        READ-RITE CORPORATION

                                        By:
                                        Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        BORROWER:
                                        ---------

                                        READ-RITE CORPORATION

                                        By:
                                        Title:

     We and you acknowledge and agree that the Guaranty is ratified and confirmed in all respects.

                              Very truly yours,

                           CANADIAN IMPERIAL BANK OF COMMERCE, NEW
                           YORK AGENCY, as Agent

                           By:
                           Title: Managing Director, CIBC World Markets Corp.,
                                  AS AGENT

ACKNOWLEDGED AND AGREED AS
OF THE DATE FIRST ABOVE WRITTEN:

GUARANTORS
----------

SUNWARD TECHNOLOGIES, INC.


By:
Title:

SUNWARD TECHNOLOGIES, CALIFORNIA

By:
Title:

                                      A-2